                   OPPENHEIMER TREMONT OPPORTUNITY FUND LLC
                    Supplement dated March 24, 2004 to the
         Statement of Additional Information dated September 4, 2003

The Statement of Additional Information is changed as follows:

1.    The fourth  paragraph  of the section  titled  "Options  and Futures" on page 7, is replaced with the following:

      The use of  derivatives  that are subject to  regulation  by the Commodity  Futures  Trading  Commission  (the "CFTC") by
      Portfolio Funds and Portfolio  Accounts could cause the Fund to be a  commodity  pool,  which  would  require the Fund to comply with  certain  rules of the CFTC.  However,  the Fund intends to conduct its  operations to avoid  regulation as a commodity  pool.  If  applicable  CFTC  rules  change,  such percentage  limitations  may change or different  conditions may be applied to the Fund's use of certain derivatives.

March 24, 2004                                              PX0372.001